Exhibit 99.1
JOINT FILER INFORMATION
This statement on Form 4 is filed by Teh-Tsung Lai, James C. Lu, Acer Technology Ventures Management, LLC, Acer Technology Ventures America, LLC, iD America 1, LLC, Acer Technology Ventures Fund, L.P., IP Fund One, L.P., and iD6 Fund, L.P. The principal business address of each of the reporting persons is 5201 Great America Parkway, Suite 270, Santa Clara, California 95054. The reporting persons disclaim beneficial ownership of the shares listed herein except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Designated Filer:	Acer Technology Ventures Management, LLC
Issuer and Ticker Symbol:	iRobot Corporation (“IRBT”)
Date of Event Requiring Statement:	November 15, 2005

/s/ Glen D. Weinstein, Attorney-in-fact
Teh-Tsung Lai

/s/ Glen D. Weinstein, Attorney-in-fact
James C. Lu

ACER TECHNOLOGY VENTURES MANAGEMENT, LLC
By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

ACER TECHNOLOGY VENTURES AMERICA, LLC
By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

ID AMERICA 1, LLC
By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

ACER TECHNOLOGY VENTURES FUND, L.P.
By:	Acer Technology Ventures Management, LLC, as General Partner

By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

IP FUND ONE, L.P.
By:	Acer Technology Ventures America, LLC., as General Partner

By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

ID6 FUND, L.P.
By:	iD America 1, LLC, as General Partner

By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Attorney-in-fact

Exhibit 99.2
Notes to Footnote 2:

The following table sets forth (i) the number of shares of Series A Preferred Stock held by the reporting persons following the reported transactions in Table II of this statement on Form 4, (ii) the number of shares of Common Stock held upon conversion following the reported transactions in Table II of this statement on Form 4 and (iii) the number of shares of Common Stock held by the reporting persons following the reported transactions in Table I of this statement on Form 4. Consists of shares held indirectly by James C. Lu as a principal of Acer Technology Ventures Management, LLC and Acer Technology Ventures Management, LLC as general partner for Acer Technology Ventures Fund, L.P. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Holder	Shares of Series A Preferred Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock Held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock held Directly by the Holder following Reported the Reported Transaction in Table I
Acer Technology Ventures Fund, L.P.	0	1,336,370	1,336,370
IP Fund One, L.P.	—	—	—
iD6 Fund, L.P.	—	—	—

Notes to Footnote 3:

The following table sets forth (i) the number of shares of Series C Preferred Stock held by the reporting persons following the reported transactions in Table II of this statement on Form 4, (ii) the number of shares of Common Stock held upon conversion following the reported transactions in Table II of this statement on Form 4 and (iii) the number of shares of Common Stock held by the reporting persons following the reported transactions in Table I of this statement on Form 4. Consists of shares held indirectly by James C. Lu as a principal of Acer Technology Ventures Management, LLC and Acer Technology Ventures Management, LLC as general partner for Acer Technology Ventures Fund, L.P. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Holder	Shares of Series C Preferred Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock Held Directly by the Holder following Reported the Reported Transaction in Table I
Acer Technology Ventures Fund, L.P.	0	352864	321766
IP Fund One, L.P.	—	—	—
iD6 Fund, L.P.	—	—	—

Notes to Footnote 4:

The following table sets forth (i) the number of shares of Series D Preferred Stock held by the reporting persons following the reported transactions in Table II of this statement on Form 4, (ii) the number of shares of Common Stock held upon conversion following the reported transactions in Table II of this statement on Form 4 and (iii) the number of shares of Common Stock held by the reporting persons following the reported transactions in Table I of this statement on Form 4. Consists of shares indirectly held by Acer Technology Ventures America, LLC as general partner for IP Fund One, L.P. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Holder	Shares of Series D Preferred Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock Held Directly by the Holder following Reported the Reported Transaction in Table I
Acer Technology Ventures Fund, L.P.	—	—	—
IP Fund One, L.P.	0	218926	169055
iD6 Fund, L.P.	—	—	—

Notes to Footnote 5:

The following table sets forth (i) the number of shares of Series E Preferred Stock held by the reporting persons following the reported transactions in Table II of this statement on Form 4, (ii) the number of shares of Common Stock held upon conversion following the reported transactions in Table II of this statement on Form 4 and (iii) the number of shares of Common Stock held by the reporting persons following the reported transactions in Table I of this statement on Form 4. Consists of shares indirectly held by Acer Technology Ventures America, LLC as general partner for IP Fund One, L.P. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Holder	Shares of Series E Preferred Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock Held Directly by the Holder following Reported the Reported Transaction in Table I
Acer Technology Ventures Fund, L.P.	—	—	—
IP Fund One, L.P.	0	407726	407726
iD6 Fund, L.P.	—	—	—

Notes to Footnote 6:

The following table sets forth (i) the number of shares of Series F Preferred Stock held by the reporting persons following the reported transactions in Table II of this statement on Form 4, (ii) the number of shares of Common Stock held upon conversion following the reported transactions in Table II of this statement on Form 4 and (iii) the number of shares of Common Stock held by the reporting persons following the reported transactions in Table I of this statement on Form 4. Consists of shares indirectly held by Acer Technology Ventures America, LLC as general partner for IP Fund One, L.P., and Teh-Tsung Lai as a principal of iD America 1, LLC and iD America 1, LLC as general partner for iD6 Fund, L.P. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Holder	Shares of Series F Preferred Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock held Directly by the Holder following the Reported Transaction in Table II	Shares of Common Stock Held Directly by the Holder following Reported the Reported Transaction in Table I
Acer Technology Ventures Fund, L.P.	—	—	—
IP Fund One, L.P.	0	114,719	114,719
iD6 Fund, L.P.	0	48,000	48,000